Exhibit 99.1

FOR IMMEDIATE RELEASE

Allergan Board of Directors Announces Approval of

Amendments to Company’s Bylaws

Also Strengthens Role of Lead Independent Director

Amendments Follow Meetings with Major Stockholders to Solicit Their Perspectives

Irvine, Calif., (NOVEMBER 12, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today announced that its Board of Directors has approved amendments to the Company’s bylaws that streamline the process associated with calling a special meeting of stockholders. The Board determined to amend the bylaws after meetings with many of the Company’s major stockholders and other governance organizations to solicit their input and perspectives. Following these meetings, the Board reached the conclusion that the benefits of certain provisions of the bylaws, as previously formulated, were outweighed by the associated administrative burdens. The amendments announced today underscore Allergan’s commitment to good corporate governance and incorporate the direct feedback of the Company’s stockholders.

“The Board is proactively addressing Allergan’s bylaws to ensure that the December 18, 2014 Special Meeting of Stockholders requested by Pershing Square Capital Management, L.P. is focused on the question of value,” said Michael R. Gallagher, Lead Independent Director of the Board. “Allergan remains confident that it can create more value than Valeant Pharmaceuticals International, Inc.’s offer to acquire the Company’s shares.”

The amended and restated bylaws include the following revisions to the section on stockholder requested special meetings:

•	Reduce the information requirement for a Proposing Person (as defined in the bylaws) by removing certain disclosure requirements regarding the Proposing Person and eliminating the requirement that the Proposing Person make disclosures regarding participants, associates and others acting in concert with the Proposing Person;
•	Remove the requirement that a Proposing Person must hold shares of common stock of Allergan in record name in order to sign a request for a special meeting;
•	Eliminate the requirement that a Proposing Person update the information provided as of 10 business days before the date of a requested special meeting and give a Proposing

Person eight business days (increased from five business days) after the record date for a requested special meeting to update the information provided (as the only update required); and
•	Require the Board to call a requested special meeting within 90 days of receipt of one or more valid requests, rather than giving the Board full discretion to determine the timing of a requested special meeting.

In addition, while the independent directors each have the authority to direct management to address any topic of the director’s choosing, the Board has also approved an expansion of the prescribed duties of the Company’s Lead Independent Director by adding the following duties to ensure that the Lead Independent Director continues to have a powerful voice:

•	Approval of information sent to the Board;
•	Approval of Board meeting agendas; and
•	Approval of Board meeting schedules to assure there is sufficient time for discussion of all agenda items.

“The Board is very grateful to have received the perspectives of stockholders representing a substantial percentage of Allergan’s shares on these important corporate governance matters,” said Henri A. Termeer, Chairman of the Corporate Governance and Compliance Committee of the Board. “We remain committed to considering the views of all stockholders.”

For more information, Allergan refers interested parties to an 8-K filed today with the SEC, which includes a copy of the bylaws marked to show changes from the previous bylaws as an exhibit. In addition, the complete list of the duties of the Company’s Lead Independent Director can be found in the Company’s Guidelines on Significant Corporate Governance Issues on Allergan’s website.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,500 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding Allergan’s strategic plan and business performance. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9, as amended from time to time, with the SEC in response to the unsolicited exchange offer by Valeant. In addition, the Company has filed a definitive proxy statement with the SEC on November 6, 2014 in connection with the Company’s December 18, 2014 Special Meeting. INVESTORS AND STOCKHOLDERS OF ALLERGAN ARE ENCOURAGED TO READ THESE AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of these documents as they become available and any other documents filed with the SEC by the Company at the SEC’s website at www.sec.gov. Copies of these materials may also be requested from Allergan’s information agent, Innisfree M&A Incorporated, toll-free at 877-800-5187. The Company, its directors and certain of its officers and employees are participants in solicitations of Company stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, filed with the SEC on November 5, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449